UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 13, 2022
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 13, 2022, Lions Gate Entertainment Corp. (the “Company”) held the Company’s Annual General and Special Meeting of Shareholders (the “Annual Meeting”) to consider and vote upon the election of each of the nominated directors to the Company’s Board of Directors (the “Board”), the reappointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2023, and an advisory vote to approve executive compensation. For more information about the proposals considered and voted upon at the Annual Meeting, please see the Company's Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 28, 2022.

At the Annual Meeting, 90.0% of the Company’s Class A Voting Common Shares (“Class A Shares”) entitled to vote at the Annual Meeting were represented in person or by proxy at the Annual Meeting. Based on the results of the vote, and consistent with the recommendation of the Board, the shareholders voted to elect all of the Company's director nominees, approved the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2023, and approved the advisory vote on executive compensation.

The number of votes cast for or withheld from the election of each director and the number of votes cast for or against or abstaining from the other matters voted upon is also set forth below. The voting results disclosed below are final and have been certified by Broadridge Financial Solutions, the independent Inspector of Elections.

Election of Directors	Number of Shares Voted For	Number of Shares Withheld	Percentage of Shares Voted “For” of Shares Voted
Michael Burns	67,806,891	482,267	99.29%
Mignon Clyburn	67,682,585	606,573	99.11%
Gordon Crawford	67,945,741	343,417	99.50%
Jon Feltheimer	67,861,640	427,518	99.37%
Emily Fine	64,097,343	4,191,815	93.86%
Michael T. Fries	46,708,937	21,580,221	68.40%
Susan McCaw	66,691,872	1,597,286	97.66%
Yvette Ostolaza	58,168,771	10,120,387	85.18%
Mark H. Rachesky, M.D.	65,028,060	3,261,098	95.22%
Daryl Simm	66,572,802	1,716,356	97.49%
Hardwick Simmons	67,188,239	1,100,919	98.39%
Harry E. Sloan	57,500,892	10,788,266	84.20%

	Number of Shares Voted For	Number of Shares Voted Withheld	Percentage of Shares Voted “For” of Shares Voted
Re-Appointment of Ernst & Young LLP	73,448,372	1,531,597	97.96%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Advisory Vote to Approve Executive Compensation	65,758,714	2,479,717	50,727	96.29%

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 14, 2022	LIONS GATE ENTERTAINMENT CORP.
(Registrant)

		By:	/s/ Corii D. Berg
		Name:	Corii D. Berg
		Title:	General Counsel